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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

WELLS-GARDNER ELECTRONICS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

9500 West 55th Street, Suite A
McCook, Illinois 60525-3605
March 24, 2006
To Our Shareholders:
      You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Wells-Gardner Electronics Corporation which will be held at the corporate offices of the Company, 9500 West 55th Street, Suite A, McCook, Illinois on Tuesday, April 25, 2006, at 2:00 P.M. Central Daylight Savings Time. All holders of common shares of the Company as of the close of business on March 10, 2006, are entitled to vote at the Annual Meeting.
      Time will be set aside for discussion of each item of business described in the accompanying Notice of Annual Meeting and Proxy Statement. A current report on the business operations of the Company will be presented at the meeting and shareholders will have an opportunity to ask questions. After the meeting, members of senior management will remain to answer any additional questions you may have.
      We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, you are urged to complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

Sincerely,

Anthony Spier
Chairman of the Board, President
and Chief Executive Officer

WELLS-GARDNER ELECTRONICS CORPORATION NOTICE OF ANNUAL MEETING OF SHAREHOLDERS -- APRIL 25, 2006
WELLS-GARDNER ELECTRONICS CORPORATION PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TUESDAY, APRIL 25, 2006
ELECTION OF DIRECTORS
SECURITIES BENEFICIALLY OWNED BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT
REPORT OF BOARD OF DIRECTORS ON COMPENSATION
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION EXERCISES IN 2005 & OPTION VALUES AT DECEMBER 31, 2005
CERTAIN TRANSACTIONS WITH MANAGEMENT
COMMON STOCK PRICE PERFORMANCE GRAPH
PROPOSAL FOR RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSALS OF SECURITY HOLDERS
NOTICE OF BUSINESS TO BE CONDUCTED AT A SPECIAL OR ANNUAL MEETING
OTHER BUSINESS
DOCUMENTS INCORPORATED BY REFERENCE

WELLS-GARDNER ELECTRONICS CORPORATION
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS — APRIL 25, 2006
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Wells-Gardner Electronics Corporation will be held on Tuesday, April 25, 2006, at 2:00 P.M., Central Daylight Savings Time, at the corporate offices of the Company, 9500 West 55th Street, Suite A, McCook, Illinois, for the following purposes:

1.	To elect four Directors;

2.	To consider and vote upon a proposal to ratify the appointment of Blackman Kallick Bartelstein LLP, as independent certified public accountants of the Company for the fiscal year ending December 31, 2006;

3.	To act upon any other business which may properly be brought before the meeting.
The close of business on March 10, 2006, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,

James F Brace
Corporate Secretary

WELLS-GARDNER ELECTRONICS CORPORATION
PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
TUESDAY, APRIL 25, 2006
      This Proxy Statement is being sent by the Company on or about March 24, 2006, to all holders of common shares, $1.00 par value (“Common Stock”), the only class of stock outstanding, of Wells-Gardner Electronics Corporation, 9500 West 55th Street, Suite A, McCook, Illinois (the “Company”), entitled to vote at the Annual Meeting of Shareholders on Tuesday, April 25, 2006 and any adjournment or postponement thereof (the “Meeting”), in order to furnish information relating to the business to be transacted. The foregoing address is the address for the principal executive officers of the Company.
Voting Procedures
      Shareholders of record at the close of business on March 10, 2006, are entitled to vote at the Meeting. As of that date, there were 8,733,113 shares of Common Stock outstanding. Shareholders are entitled to one vote per share owned on the record date, and with respect to the election of Directors, shareholders have cumulative voting rights. Under cumulative voting, each shareholder is entitled to a number of votes equal to the number of Directors to be elected multiplied by the number of shares owned by such shareholder, and such shareholder may cast such votes for one nominee or distribute them in any manner among any number of nominees.
      A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-paid if mailed in the United States.
      You may revoke your proxy at any time before it is actually voted at the Meeting by delivering written notice of revocation to the Secretary of the Company, by submitting a subsequently dated proxy, or by attending the Meeting and withdrawing the proxy. You may also be represented by another person present at the Meeting by executing a proxy designating such person to act on your behalf. Each unrevoked proxy card properly executed and received prior to the close of the Meeting will be voted as indicated.
      Unless otherwise indicated on the proxy card, votes represented by all properly executed proxies will be distributed equally among the nominees for Director named herein, except that if additional persons are nominated, the proxies will have discretionary authority to cumulate votes among the nominees named herein. The withholding of authority to vote for any individual nominee or nominees will permit the proxies to distribute the withheld votes in their discretion among the remaining nominees. In addition, where specific instructions are not indicated, the proxy will be voted FOR the ratification of appointment of the selection of Blackman Kallick Bartelstein LLP, as independent certified public accountants for the fiscal year ending December 31, 2006.
      Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares represented at the Meeting and entitled to vote is required for the election of Directors and the affirmative vote of the holders of a majority of the shares represented at the Meeting and entitled to vote is required for the ratification of appointment of Blackman Kallick Bartelstein LLP and for any other matters which may be submitted for consideration. Abstentions are included in the determination of the number of shares present for purposes of determining if a quorum is present. Shares represented by proxies which are marked “abstain” or to deny discretionary authority on any matter will be treated as shares present and entitled to vote, which will have the same effect as a vote against any such matters. Broker “non-votes” will be treated as not represented at the Meeting as to matters for which a non-vote is indicated on the broker’s proxy and will not affect the determination of the outcome of the vote on any proposal to be decided at the Meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.
      The cost of soliciting proxies will be borne by the Company. The Company will solicit shareholders by mail, through its regular employees and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company also may use the services of its Officers, Directors, and others to solicit proxies, personally or by telephone, without additional compensation.
      A copy of the 2005 Annual Report to Shareholders, which includes the consolidated financial statements of the Company for 2005, will be mailed to the shareholders on or about March 24, 2006.
ELECTION OF DIRECTORS
      The bylaws of the Company, as amended, provide that the number of Directors of the Company shall be from four to seven, as fixed from time to time by the Board of Directors. The size of the Board is currently set at four members and the Nominating Committee nominated these members to stand for re-election. Shareholders are entitled to cumulative voting in the election of Directors. See “Voting Procedures” herein. Persons elected as Directors will hold office until the next Annual Meeting or until their successors are duly elected and qualified, or until their earlier death or resignation. The Nominating Committee has inquired of each nominee and has ascertained that each will serve if elected. In the event that any of these nominees should become unavailable for election, the Nominating Committee may designate substitute nominees, in which event the shares represented by the proxy cards returned will be voted for such substitute nominees unless an instruction to the contrary is indicated on the proxy card.
Information Concerning Nominees
      The following persons have been selected by the Nominating Committee to stand for election to the Company’s Board of Directors:

ANTHONY SPIER	Director since April 1990
      Anthony Spier, age 62, has been Chairman of the Board, President and Chief Executive Officer since April 1994. Before joining the Company, Mr. Spier was President of Bruning Corporation, a manufacturer of drafting equipment and supplies, from 1989 to 1994. Prior thereto, he was Vice President of AM International, and President of the International Division of AM International.

MERLE H. BANTA	Director since March 2005
      Merle H. Banta, age 73, has been Chairman of the Board and Chief Executive Officer of BHH Management, Inc., a holding company for various consumer product companies since 1993, a company he co-founded. Mr. Banta was previously a director of the following public companies: AM International (1982-1993), The Leisure Group, Inc. (1984-1994), Mark Controls Corporation (1968-1993), and The Stanley Works (1984-1994). Following Mr. Banta’s tenure as Chairman and Chief Executive of The Leisure Group, Inc., it went private and was renamed BHH Management, Inc. Mr. Banta is the Chairman of the Nominating Committee and a member of the Audit and Compensation Committees.

MARSHALL L. BURMAN	Director since August 1998
      Marshall L. Burman, age 76, is of Counsel to Wildman, Harrold, Allen & Dixon, a Chicago based law firm. Prior to 1992, Mr. Burman was Managing Partner of Arvey, Hodes, Costello & Burman. Mr. Burman is the former Chairman of the Illinois State Board of Investments. He is Chairman of the Compensation Committee and a member of the Audit and Nominating Committees.

FRANK R. MARTIN	Director since August 1997
      Frank R. Martin, age 59, is Attorney and Principal of the law firm Righeimer, Martin and Cinquino, P.C. Mr. Martin has been associated with that firm since 1974. He is Chairman of the Audit Committee and a member of the Compensation and Nominating Committees.
      The shares represented by the proxy cards returned will be voted FOR the election of these nominees, as specified under “Voting Procedures” herein, unless specified otherwise.
Executive Officers
      In addition to Mr. Spier, who serves as the Company’s President and Chief Executive Officer, James F. Brace, age 60, serves as Vice President, Secretary, Treasurer and Chief Financial Officer of the Company. Mr. Spier has served as Chief Executive Officer of the Company for more than five years. Mr. Brace has served as the Chief Financial Officer since June 2005. Previously he was Chief Information Officer of United Components, Inc., an automotive aftermarket parts manufacturer, from August 2004 to June 2005, an independent management consultant from 2003 to July 2004, and Executive Vice President and CFO of Knowles Electronics, a hearing aid transducer manufacturer, from 2000 to 2002.
Board Compensation
      Employee Directors do not receive additional compensation for serving on the Board of Directors. Each non-employee Director will receive a $2,000 monthly retainer, $1,500 for each Board meeting attended and $1,000 for each Committee meeting attended ($750 if telephonic). All fees are paid on a quarterly basis. Each non-employee Director will receive his fee either as: (i) Common Stock at its fair market value, (ii) a combination of Common Stock and a cash payment in the amount sufficient to offset the tax liability incurred in connection with the receipt of such stock or (iii) in cash. The closing Common Stock price on the day of each meeting will set the basis price for such payment. The Nonemployee Director Stock Plan, as amended, also provides that non-employee Directors may receive stock options for a number of shares of Common Stock equal to one percent of the number of shares of Common Stock outstanding on the date of grant divided by the number of eligible Directors, to be granted to non-employee Directors in office upon final adjournment of an annual meeting of shareholders. The non-employee Directors, at their discretion, elected not to receive any stock options under this plan in 2005. During 2005, the Board of Directors met five times and all Directors attended 100 percent of the Board meetings. All directors attended the 2005 Annual Meeting.
Committees of the Board of Directors
      The Board of Directors has standing Audit, Compensation and Nominating Committees.
Audit Committee
      The Audit Committee is comprised of Frank R. Martin (Chairman), Merle H. Banta and Marshall L. Burman. Under currently applicable rules of the American Stock Exchange, all members are independent and Merle H. Banta is considered the financial expert of the Committee. The Audit Committee met four times during 2005. The Committee has a charter, referred to as the “Audit Committee Charter” posted on the Investor Relations section of the Company’s website (www.wellsgardner.com). See “Report of the Audit Committee” herein.
Compensation Committee
      The Compensation Committee is comprised of Marshall L. Burman (Chairman), Merle H. Banta and Frank R. Martin. The Compensation Committee met twice during 2005. The Compensation Committee administers the Company’s Amended and Restated Incentive Stock Plan and the Executive Stock Award Plan. See “Report of the Compensation Committee” herein. The Compensation Committee also makes recommendations to the Board with respect to the compensation paid to the Chief Executive Officer and other Executive Officers. The Committee has a charter, referred to as the “Compensation Committee Charter” posted on the Investor Relations section of the Company’s website (www.wellsgardner.com). See “Report of Board of Directors on Compensation” and “Report of the Compensation Committee” herein.
Nominating Committee
      The Nominating Committee is comprised of Merle H. Banta (Chairman), Marshall L. Burman and Frank R. Martin. The Nominating Committee met once during 2005. The duties of the Nominating Committee include proposing a slate of Directors for election by the shareholders at each Annual Meeting and proposing candidates to fill vacancies on the Board. The Committee has a charter, referred to as the “Corporate Governance Guidelines” posted on the Investor Relations section of the Company’s website (www.wellsgardner.com), which includes the process the Committee considers when evaluating nominees for directorships. When appropriate, the Nominating Committee will conduct research to identify suitable candidates for Board membership, and seeks individuals who could be expected to make a substantial contribution to the Company. It will consider candidates proposed by shareholders. They should be considered able and willing to represent the interests of all shareholders and not those of a special interest group. Any shareholder wishing to propose a candidate for consideration should forward the candidate’s name and a detailed background of the candidate’s qualifications to the Secretary of the Company.

Shareholder Communication with the Board of Directors
      Shareholders and other parties interested in communicating directly with the Board of Directors or a particular Director may send written communications to Wells-Gardner Electronics Corporation, 9500 West 55th Street, Suite A, McCook, Illinois 60525-3605, Attention: Corporate Secretary. The mailing envelope may contain a clear notation indicating that the enclosed correspondence is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All shareholder correspondence will be reviewed by the Secretary and then forwarded directly to the Board, or to the specified director, as appropriate.
SECURITIES BENEFICIALLY OWNED BY
PRINCIPAL SHAREHOLDERS AND MANAGEMENT
      Set forth in the following table are the beneficial holdings on December 31, 2005, of each person known by the Company to own beneficially more than five percent of its outstanding common stock, Directors, the Chief Executive Officer, the Chief Financial Officer and all Executive Officers and Directors as a group.

	Shares
	Beneficially	% of
	Owned(a)(b)	Class

Anthony Spier(a)(b)	322,664	3.70%
James F. Brace(a)(b)	35,000	0.40%
Frank R. Martin(a)(c)	70,257	0.81%
Marshall L. Burman	48,916	0.56%
Merle Banta	7,611	0.09%
Executive Officers and Directors as a group (5 persons)	484,448	5.55%

(a)	The amounts shown include the following shares that may be acquired within 60 days of December 31, 2005 pursuant to outstanding stock options: Mr. Spier, 8,586 shares, Mr. Martin, 11,218 shares, and the Executive Officers and Directors as a group, 19,804 shares.

(b)	The amounts show include the following restricted share grants that have been awarded pursuant to the stock awards plan: Mr. Spier, 44,610 shares and Mr. Brace, 13,000 shares, and the Executive Officers as a group, 57,610 shares.

(c)	The amounts shown do not include shares owned by Mr. Martin’s wife of 1,403 shares.
      The business address for all of the Executive Officers and Directors is 9500 West 55th Street, Suite A, McCook, Illinois 60525-3605.
      Merle Banta, Frank Martin and Marshall Burman filed late Form 4s in March 2005.
REPORT OF BOARD OF DIRECTORS ON COMPENSATION
      This report of the Board of Directors shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

Overview of Corporate Compensation Policies
      The Board of Directors’ policy with respect to compensation of the Company’s Corporate Officers includes the following objectives:

•	Maintain a level of compensation that will attract and retain highly qualified individuals.

•	Match the compensation goals of the Corporate Officers with the short-term and long-term operational goals of the Company.

•	Align the interests of the Corporate Officers and shareholders.

•	Reward significant performance by individual Corporate Officers, which performance contributes to the success of the Company.
      To achieve these objectives, the overall compensation of the Company’s Corporate Officers was comprised in 2005 of salaries and associated fringe benefits. The Board of Directors determines the annual salary of each Corporate Officer, based upon recommendations of the Compensation Committee. The Compensation Committee administers the Amended and Restated Incentive Stock Plan and the Executive Stock Award Plan. See “Report of the Compensation Committee” herein.
      The Chief Executive Officer is a party to an employment contract, which specifies a minimum salary. Any compensation exceeding such minimum level is set relative to executive compensation at comparable companies in the electronics industry and companies of comparable size.
BOARD OF DIRECTORS
Anthony Spier (Chairman)
Merle H. Banta
Marshall L. Burman
Frank R. Martin
REPORT OF THE AUDIT COMMITTEE
      The Committee held four meetings during 2005. The meetings were designed to facilitate and encourage communication between the Committee and Blackman Kallick Bartelstein LLP, the Company’s independent public accountants, outside the presence of management.
      During these meetings, the Committee reviewed and discussed the audited financial statements with management and Blackman Kallick Bartelstein LLP. The Audit Committee recommended to the Board of Directors that the audited financial statements be included in Wells-Gardner’s Annual Report on Form 10-K.

      The discussions with Blackman Kallick Bartelstein LLP also included the matters required by Statement on Auditing Standards No. 61 and Statement on Auditing Standards No. 90. The Audit Committee received written disclosures and the letter regarding the accountants’ independence as required by Independence Standards Board Standard No. 1 and under the Sarbanes-Oxley Act of 2002. This information was discussed with Blackman Kallick Bartelstein LLP representatives.
AUDIT COMMITTEE
Frank R. Martin (Chairman)
Merle H. Banta
Marshall L. Burman
REPORT OF THE COMPENSATION COMMITTEE
      The Company believes that significant stock ownership by Corporate Officers is a major incentive in building shareholder value and aligning the interests of executives and shareholders. Under the Company’s Amended and Restated Incentive Stock Plan and Executive Stock Award Plan, which are administered by the Compensation Committee, nonqualified stock options, incentive stock options, stock appreciation rights and stock awards may be granted to Officers and other key employees of the Company.
Chief Executive Officer Compensation
      Mr. Spier is employed under a contract originally entered into in connection with his joining the Company and being elected as Chairman of the Board, President and Chief Executive Officer of the Company in April, 1994. Mr. Spier’s contract has been amended to expire December 31, 2008. The Compensation Committee evaluated his performance based upon written objectives and performance thereof, industry comparisons as well as other factors. As a result, Mr. Spier received no increase in base salary for 2005 and a restricted stock award of 10,000 shares of the Company. Mr. Spier may terminate the contract in the event of a “change in control” of the Company. If, upon a “change of control” of the Company, Mr. Spier terminates the contract and does not, within five days of termination, enter into a new contract with a term of at least two years with the Company or the Company’s successor, the contract provides that Mr. Spier is entitled to a lump sum payment in an amount equal to the greater of the compensation Mr. Spier would have been entitled to but for such termination during the remaining term of the agreement and twice his total compensation from the Company for the 12 calendar months preceding termination. In addition, in case of a “change of control,” the contract provides for payment of the value of any unvested stock options or stock awards, and a payment to offset any excise tax liability (pursuant to Section 4999 of the Internal Revenue Code) incurred. See “Summary Compensation Table” herein.
COMPENSATION COMMITTEE
Marshall L. Burman (Chairman)
Merle H. Banta
Frank R. Martin

SUMMARY COMPENSATION TABLE
      Set forth on the following table is, for the years indicated, each component of compensation paid to the Chief Executive Officer and the Chief Financial Officer.

		Annual Compensation			Long-Term Compensation

					Restricted	Long-Term	Securities	All
				Other	Stock	Incentive	Underlying	Other
	Fiscal	Salary (a)	Bonus	Compensation(b)	Awards(c)	Payouts	Options(d)	Compensation(e)
Name and Principal Position	Year	($)	($)	($)	($)	(c)($)	(#)	($)

Anthony Spier	2005	$362,502	$37,856	$22,000	$61,000	$44,960	—	$14,305
Chairman of the Board, President	2004	$362,502	—	$22,000	—	—	—	$14,413
& Chief Executive Officer	2003	$283,171	$30,200	$21,150	$22,400	$18,000	—	$13,058
James F. Brace	2005	$103,842	$15,000	$4,844	$31,840	—	—	$1,419
Vice President, Secretary,	2004	—	—	—	—	—	—	$0
Treasurer & Chief Financial Officer	2003	—	—	—	—	—	—	$0

(a)	Includes all pre-tax employee contributions to the Employee Retirement 401(k) Plan.

(b)	Includes benefits associated with the use of a Company automobile or monthly allowance for 2005, 2004 and 2003.

(c)	In 2000, Mr. Spier received a grant of 20,000 restricted common shares. During 2002 and 2005, 8,000 and 16,000 shares respectively, became unrestricted. In 2001, Mr. Spier received a grant of 20,000 restricted common shares. During 2003, 8,000 of those shares became unrestricted, with the balance to become unrestricted in November 2006. In 2003, Mr. Spier received a grant of 14,000 restricted common shares, 5,600 of which became unrestricted in February 2005 and the balance to become unrestricted in February 2008. In 2005, Mr. Spier received a grant of 10,000 restricted common shares, 4,000 of which become unrestricted in February 2007 and the balance to become unrestricted in February 2010. All shares were issued under the Company’s Executive Stock Award Plan. Based on the closing price of $1.93 at December 31, 2005, the total value of Mr. Spier’s restricted common shares was $67,183. In 2005, Mr. Brace received a grant of 8,000 restricted common shares, 3,200 of which become unrestricted in June 2007 and the balance to become unrestricted in June 2010. All shares were issued under the Company’s Executive Stock Award Plan. Based on the closing price of $1.93 at December 31, 2005, the total value of Mr. Brace’s restricted common shares was $15,440.

(d)	No incentive stock options were granted in 2005, 2004 and 2003 to Mr. Spier. Incentive stock options granted to Mr. Spier for 2002 were 25,000 options. All incentive stock options were granted under the Company’s Amended and Restated Incentive Stock Option Plan.

(e)	Includes premiums paid on life insurance on behalf of Mr. Spier for 2005, 2004 and 2003 of $3,854, $3,843 and $3,518, respectively, the Company’s contributions to the Employee Retirement 401(k) Plan in 2005, 2004 and 2003 of $7,000, $6,500, and $6,000, respectively, and membership dues and financial services fees paid for the benefit of Mr. Spier for 2005, 2004 and 2003 of $3,451, $4,070, and $3,540 respectively. Includes premiums paid on life insurance on behalf of Mr. Brace for 2005 of $1,419 and the Company’s contributions to the Employee Retirement 401(k) Plan in 2005 of $0.

AGGREGATED OPTION EXERCISES IN 2005
& OPTION VALUES AT DECEMBER 31, 2005
      Set forth on the following table is information relating to the number of shares of Common Stock subject to options held at December 31, 2005, by the Chief Executive Officer and the Chief Financial Officer.

Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at Fiscal Year-End		In-the-Money Options at
	Shares		(#)		Fiscal Year-End (a) ($)
	Acquired on	Value
Name	Exercise (#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Anthony Spier	—	—	8,586	—	—	—
James F. Brace	—	—	—	—	—	—

(a)	Based on a per share value, at December 31, 2005, of $1.93.
CERTAIN TRANSACTIONS WITH MANAGEMENT
      None.
COMMON STOCK PRICE PERFORMANCE GRAPH
      The graph below compares the yearly percentage change in the cumulative total shareholder return of the Company’s Common Stock with the cumulative total return of the S&P Midcap 400 Index and the S&P Electronic Equipment Manufacturers Index during the years 2000 through 2005, assuming the investment of $100 on December 31, 2000 and the reinvestment of dividends.

PROPOSAL FOR RATIFICATION OF APPOINTMENT
OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
      The Audit Committee of the Company has appointed the firm of Blackman Kallick Bartelstein LLP, to serve as independent certified public accountants of the Company for the fiscal year ending December 31, 2006. Although shareholder ratification is not required, the Board of Directors believes that the shareholders should be afforded the opportunity to ratify the appointment and has directed that such appointment be submitted to the shareholders of the Company for ratification at the Meeting. If the shareholders do not ratify the appointment of Blackman Kallick Bartelstein LLP, the Audit Committee may reconsider the appointment.
      A representative of Blackman Kallick Bartelstein LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires and will be available to answer appropriate questions.
      Fees to be charged by Blackman Kallick Bartelstein LLP, the Company’s independent accountant for the 2005 and 2004 fiscal years ended for audit and tax services are as follows:

Fiscal Year 2005
Audit Fees	$114,000 (which exclude out of pocket expenses of $840 paid in 2005)
Tax Fees	$21,000
Audit Related Fees	$30,000
Fiscal Year 2004
Audit Fees	$99,000 (which exclude out of pocket expenses of $1,992 paid in 2004)
Tax Fees	$20,000
      With respect to tax services, the Audit Committee has considered whether the provision of the services is compatible with maintaining the independent accountant’s independence.
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF APPOINTMENT OF BLACKMAN KALLICK BARTELSTEIN LLP, AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Under the securities laws of the United States, the Company’s Directors, its Executive Officers, and any person holding more than ten percent of the Company’s Common Stock are required to report their ownership of Common Stock and specified changes in that ownership to the SEC and to the American Stock Exchange on which the Common Stock is listed. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by these dates. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that all of these filing requirements were satisfied by its Directors and Executive Officers and ten percent stockholders during 2005.
PROPOSALS OF SECURITY HOLDERS
      Pursuant to the proxy solicitation regulations of the SEC, any shareholder proposal intended to be presented at the 2007 Annual Meeting of Shareholders (the “2007 Meeting”) must be received at the Company’s corporate offices by not later than November 17, 2006, in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such meeting. Notice of any shareholder proposal submitted outside the processes of Rule 14a-8 shall be considered untimely if not received by the Company prior to February 1, 2007. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy any shareholder proposal, which does not meet the requirements of the SEC in effect at that time. The Company form of proxy for the 2007 Meeting will confer discretionary authority upon the persons named as proxies to vote on any untimely stockholder proposals.
NOTICE OF BUSINESS TO BE CONDUCTED AT A SPECIAL OR
ANNUAL MEETING
      The bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. The bylaws of the Company provide an advance notice procedure for a shareholder to properly bring notice to the Secretary of the Company not less than twenty (20) days prior to such meeting. The advance notice by shareholders must include (i) a brief description of the business to be brought before the meeting, (ii) the name, business and residence address of the shareholder submitting the proposal, (iii) the principal occupation or employment of such shareholder, (iv) the number of shares of the Company which are beneficially owned by such shareholder, and (v) any material interest of the shareholder in such business. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or proxy relating to any annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at that time such proposal is received.
OTHER BUSINESS
      The Company is not aware of any business to be acted upon at the Meeting other than that which is described in this Proxy Statement. The enclosed proxy does, however, confer discretionary authority upon the persons named therein, or their substitutes, to take action with respect to any other matter that may properly be brought before the Meeting. In the event that other business calling for a vote of the shareholders is properly presented at the Meeting, the holders of the proxies will vote your shares in accordance with their best judgment.
DOCUMENTS INCORPORATED BY REFERENCE
      The following documents are incorporated by reference into this proxy statement:
      The Company’s Annual Report on Form 10-K for the year ended December 31, 2005
      Any shareholder who desires a copy of any of the foregoing documents incorporated by reference herein shall be provided a copy, without charge, upon their written request addressed to the attention of James F. Brace, 9500 West 55th Street, Suite A, McCook, Illinois 60525-3605.
McCook, Illinois
March 24, 2006

{PROXY CARD}
Wells-Gardner Electronics Corporation
9500 West 55th Street, Suite A
McCook, Illinois 60525-3605
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Anthony Spier and James F. Brace and each of them, as Proxies, each with power of substitution, and hereby authorizes them to vote, as designated below, all common shares of Wells-Gardner Electronics Corporation held of record by the undersigned on March 10, 2006, at the Annual Meeting of Shareholders to be held at 2:00 p.m. on Tuesday, April 25, 2006 at the corporate offices of the Company and any adjournment or postponement thereof. All Proxies present at the meeting, and if only one is present, then that one, may exercise the power granted hereunder.

1.	ELECTION OF DIRECTORS
	☐ FOR all nominees listed below	☐ WITHHOLD AUTHORITY to vote for all nominees listed below (except as marked to the contrary below)
Anthony Spier, Merle H. Banta, Marshall L. Burman, and Frank R. Martin
If additional persons are nominated, the named Proxies may cumulate the votes represented by this proxy in their discretion among the above named nominees. The withholding of authority to vote for any individual nominee or nominees will permit the Proxies to distribute the withheld votes among the remaining nominees. (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below).

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. To consider and vote upon a proposal to ratify the appointment of Blackman Kallick Bartelstein, LLP, as independent certified public accountants of the Company for the fiscal year ending December 31, 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL LISTED DIRECTORS AND FOR PROPOSAL 2.
Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED	, 2006

Signature

Signature if held jointly
Please mark, sign, date and return the proxy card promptly using the enclosed envelope.